UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Loomis Sayles Bond Fund
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the 12 months ending December 31, 2017, the Great-West Loomis Sayles Bond Fund returned 6.68% net of fees, outperforming its benchmark, the BofA Merrill Lynch Corporate/Government Index, which returned 4.03%. Security selection among high yield and investment grade issues was the primary driver of outperformance. The Fund has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities.
In the first quarter, a synchronized pickup in global economic activity supported risk appetite. Most asset classes generated positive returns, led by high yield credit, equities and unhedged emerging market bonds. The Federal Reserve raised rates in March, a widely anticipated move that acknowledged the strengthening U.S. economy. Corporate profits improved and volatility remained very low. Commodity performance was mixed; metals rallied while oil prices dropped. U.S. Treasury yields rose ahead of the Federal Reserve interest rate hike and then retreated to finish the quarter essentially flat. The yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) flattened as shorter-maturity Treasury yields rose and longer-maturity Treasury yields remained nearly unchanged. U.S. investment grade corporate bonds generated positive performance across most sectors. However, the rise in U.S. Treasury yields during March eroded some of the asset class’s overall return. The U.S. high yield credit rally that began in 2016 continued into the first quarter, with spreads (the difference in yield between Treasury and non-Treasury securities of similar duration) reaching multi-year tights in early March. Though spreads widened somewhat during the last weeks of the quarter, the asset class handily outperformed Treasurys of similar duration (duration refers to a security’s price sensitivity to interest rate changes).
Security selection and sector allocation drove results during the period. Investment grade holdings generated positive performance during the first quarter, outperforming the benchmark due to security selection. Consumer cyclical exposure and a selected insurance name drove returns in the space. The Fund’s allocation to non-U.S.-Dollar-denominated issues also produced positive return during the quarter and was a strong contributor to excess return. The strong showing was largely a result of an allocation to Mexican sovereign credit. Within the high yield sector, industrial holdings were additional contributors to excess return, benefiting from strong security selection. Exposure to the consumer non-cyclical sector was also positive. Financial holdings supported outperformance, driven by a selected banking name. Emerging market exposure proved beneficial as the space generated positive absolute and excess results. The Fund’s securitized credit allocation was a strong contributor to outperformance during the first quarter, driven primarily by security selection within the space. Convertible holdings bolstered both absolute and excess return during the period, led by a selected consumer non-cyclical name that generated outsized returns. A modest allocation to common stock weighed on performance as a selected energy name faltered during the quarter.
In the second quarter, most asset classes saw positive returns, supported by “just right” macroeconomic and financial conditions. The U.S. Dollar weakened slightly despite a Federal Reserve interest rate hike in June, corporate profits continued to recover and investors embraced the risk-on trade. Commodities were the only dark spot as the sector struggled with a volatile supply/demand backdrop. U.S. investment grade corporate bonds generated positive returns. Longer-duration corporates led performance, aided by declines at the long end of the U.S. yield curve. High yield credit was a leading asset class as investors continued to search for yield. Improving corporate profits provided an additional tailwind to the sector. Emerging market assets built on year-to-date gains, benefiting from the low-yield environment, positive investor sentiment and accelerating corporate earnings. The weaker U.S. Dollar boosted many emerging and developed market currencies, and unhedged returns were broadly positive.
The Fund’s high yield industrial holdings were a top contributor to excess return, benefiting from strong security selection. Exposure to the consumer non-cyclical sector was also positive. Financials also supported outperformance, driven by a selected banking name. In addition, the Fund’s allocation to non-U.S. Dollar denominated issues produced positive returns during the quarter, largely due to an allocation to Mexican sovereign credit. Investment grade holdings were positive during the quarter and outperformed the benchmark due to security selection. Within the space, communication exposure and selected “Yankee banking” names drove returns. The Fund’s securitized credit allocation was a strong contributor to outperformance during the second quarter, driven primarily by security selection within the space. A modest allocation to common stock weighed on performance as a selected energy name continued to underperform.
The third quarter was another broadly positive quarter for most asset classes. The U.S. Dollar moved lower, global economic activity continued to improve and central banks remained accommodative. High yield credit, emerging markets and equities led performance as investors sought yield in riskier assets. U.S. Treasurys performed well but lagged riskier assets. The yield curve flattened slightly during the period. Investment grade corporate bonds generated positive returns, supported by a bid for longer-duration securities. Spreads remained tight but still above the lows of 2014. High yield credit continued to perform well. The sector benefited from healthy risk appetite and improving corporate profits. The weaker U.S. Dollar fueled currency rallies in many emerging and developed markets. Emerging markets also benefited from the search for yield, positive risk sentiment and improving Fund fundamentals.
On an absolute and excess basis, non-U.S.-Dollar-denominated issues contributed to performance as the sector generated the greatest returns within the Fund. Holdings denominated in the Canadian dollar, Australian dollar, and Euro were the best performers within the allocation. The Fund’s underweight allocation to U.S. Treasurys benefited performance as investors preferred riskier assets during the quarter. Exposure to convertibles generated positive return, largely due to security selection. In particular, convertible technology names led return. An allocation to emerging market credit detracted from performance for the quarter.
Risk assets continued to rally during the fourth quarter, fueled by improving fundamentals across the globe. Performance was broadly positive across many asset classes, led by U.S. and global equities. Fixed income performance was also strong as domestic and global credit, U.S. bank loans, sovereign bonds and local-currency emerging market bonds earned positive total returns for the quarter. High yield corporate credit performed well, benefiting from strong risk appetite, accelerating corporate profits, stable economic conditions, and low interest rates. Spreads spiked in November but closed the quarter nearly unchanged. The Federal Reserve hiked interest rates again in December. The U.S. yield curve continued to flatten as shorter maturities absorbed most of the impact. The long end of the yield curve was relatively stable, partly due to subdued inflation expectations. The U.S. Dollar finished the quarter a bit lower than where it started. The modestly weak to slightly range-bound U.S. Dollar was broadly supportive for global financial conditions, and represented a positive catalyst for certain emerging and developed market foreign currencies.
High yield credit continued to contribute to performance, driven by security selection within the energy and consumer non-cyclical industries. The Fund’s allocation to U.S. Treasurys benefited return as investors continued to prefer riskier assets. Exposure to convertibles also generated positive return. Within the sector, security selection among capital goods, consumer non-cyclical, and insurance names provided the bulk of positive performance. An allocation to non-U.S.-Dollar-denominated issues detracted from performance, largely due to holdings denominated in the Mexican Peso and New Zealand dollar. The Fund’s exposure to municipals also reduced return. Finally, the Fund’s allocation to investment grade credit detracted performance, primarily due to communication names.
The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

20,000
15,000
10,000
5,000
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
Fund (Investor Class)
Bank of America Merrill Lynch Corporate/Government Index

Year	Fund (Investor Class)	Bank of America Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2008	7,826.00	10,495.20
2009	10,835.88	11,002.64
2010	12,219.37	11,754.12
2011	12,760.68	12,766.15
2012	14,806.22	13,415.95
2013	15,996.49	13,057.00
2014	16,548.74	13,903.56
2015	15,464.81	13,945.10
2016	17,224.70	14,352.23
2017	18,304.69	14,930.07

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	6.68%	N/A	3.89%
Investor Class	6.27%	4.33%	6.23%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2017
Rating	Percentage of Fund Investments
Aaa	13.84%
Aa1	1.05
Aa3	0.12
A1	1.04
A2	0.42
A3	5.29
Baa1	2.93
Baa2	10.04
Baa3	7.45
Ba1	4.21
Ba2	1.61
Ba3	5.28
B1	4.08
B2	1.77
B3	4.86
CCC, CC, C	5.14
D	0.14
Equities	1.40
Not Rated	0.86
Short Term Investments	28.47
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,019.50	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,017.30	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.58
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 0.21%
$ 1,600,000	Michigan Tobacco Settlement Finance Authority 7.31%, 06/01/2034	$ 1,596,672
TOTAL ASSET-BACKED SECURITIES — 0.21% (Cost $1,599,850)		$ 1,596,672
CORPORATE BONDS AND NOTES
Basic Materials — 4.12%
	ArcelorMittal
80,000	6.00%, 03/01/2021(b)	86,400
895,000	7.50%, 10/15/2039	1,145,600
3,625,000	7.25%, 03/01/2041	4,585,625
3,485,000	Barrick Gold Corp 5.25%, 04/01/2042	4,017,856
520,000	Barrick Gold Corp Series A 5.80%, 11/15/2034	597,373
2,825,000	Barrick North America Finance LLC 5.75%, 05/01/2043	3,544,670
230,000	Chemours Co 6.63%, 05/15/2023	243,225
200,000	First Quantum Minerals Ltd(c) 7.50%, 04/01/2025	217,000
	Freeport-McMoRan Inc
325,000	5.40%, 11/14/2034	330,688
3,585,000	5.45%, 03/15/2043	3,580,519
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025	139,971
435,000	7.25%, 06/01/2028	578,679
90,000	8.88%, 05/15/2031	139,363
	Hexion Inc
1,000,000	9.00%, 11/15/2020(b)	747,500
480,000	9.20%, 03/15/2021	326,400
2,220,000	7.88%, 02/15/2023	1,498,500
3,750,000	INVISTA Finance LLC(c) 4.25%, 10/15/2019	3,797,250
190,000	Methanex Corp 5.25%, 03/01/2022	201,533
2,080,000	Newmont Mining Corp 4.88%, 03/15/2042	2,306,320
348,000	Rain CII Carbon LLC / CII Carbon Corp(b)(c) 8.25%, 01/15/2021	355,395
565,000	Rio Tinto Finance USA PLC 4.13%, 08/21/2042	604,091
3,070,000	United States Steel Corp(b) 6.65%, 06/01/2037	3,008,600
		32,052,558
Communications — 6.13%
24,300,000	America Movil SAB de CV Series 12 MXP, 6.45%, 12/05/2022	1,141,362
2,490,000	AT&T Inc 3.95%, 01/15/2025	2,548,867
Principal Amount(a)		Fair Value
Communications — (continued)
$ 1,225,000	CB Escrow Corp(c) 8.00%, 10/15/2025	$ 1,243,375
	CenturyLink Inc
515,000	5.63%, 04/01/2025(b)	468,650
860,000	7.60%, 09/15/2039	739,600
950,000	7.65%, 03/15/2042	837,187
1,255,000	Cincinnati Bell Inc(c) 7.00%, 07/15/2024	1,245,587
3,930,000	Clear Channel Worldwide Holdings Inc 7.63%, 03/15/2020	3,851,400
615,000	Consolidated Communications Inc 6.50%, 10/01/2022	553,500
945,000	Cox Communications Inc(c) 4.80%, 02/01/2035	962,397
1,640,000	DISH DBS Corp 5.00%, 03/15/2023	1,558,000
775,000	Embarq Corp 8.00%, 06/01/2036	753,688
1,125,000	Frontier Communications Corp 11.00%, 09/15/2025	826,875
290,000	Lamar Media Corp(b) 5.00%, 05/01/2023	298,700
	Portugal Telecom International Finance(d)(e)
1,350,000	EUR, 5.00%, 11/04/2019	704,610
735,000	EUR, 4.50%, 06/16/2025	379,211
	Qwest Capital Funding Inc
150,000	7.63%, 08/03/2021	153,750
1,960,000	6.88%, 07/15/2028	1,685,600
3,500,000	7.75%, 02/15/2031	3,080,000
	Qwest Corp
500,000	7.25%, 09/15/2025	536,569
1,837,000	6.88%, 09/15/2033	1,760,148
	Sprint Capital Corp
5,474,000	6.88%, 11/15/2028	5,508,212
540,000	8.75%, 03/15/2032	612,900
815,000	Sprint Communications Inc 6.00%, 11/15/2022	815,000
	Sprint Corp
545,000	7.88%, 09/15/2023	580,425
215,000	7.13%, 06/15/2024	218,763
	Telecom Italia Capital SA
365,000	6.38%, 11/15/2033	424,313
735,000	6.00%, 09/30/2034	825,037
	Telefonica Emisiones SAU
225,000	5.13%, 04/27/2020	238,173
200,000	GBP, 5.29%, 12/09/2022	315,143
400,000	GBP, 5.38%, 02/02/2026	651,076
525,000	7.05%, 06/20/2036	703,900
	Time Warner Cable Inc
35,000	5.88%, 11/15/2040	37,948
235,000	5.50%, 09/01/2041	244,757
200,000	4.50%, 09/15/2042	187,492
	Viacom Inc
65,000	4.38%, 03/15/2043	56,225
390,000	5.85%, 09/01/2043	403,241
1,065,000	5.25%, 04/01/2044	1,039,643
2,100,000	Videotron Ltd(c) CAD, 5.63%, 06/15/2025	1,795,943

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Communications — (continued)
$ 400,000	Virgin Media Finance PLC(c) 6.00%, 10/15/2024	$ 410,500
4,000,000	VTR Finance BV(c) 6.88%, 01/15/2024	4,220,000
	Windstream Services LLC
1,845,000	7.50%, 04/01/2023(b)	1,226,925
2,537,250	8.75%, 12/15/2024(c)	1,772,903
		47,617,595
Consumer, Cyclical — 12.08%
200,883	Air Canada 2013-1 Class B Pass Through Trust(c) 5.38%, 05/15/2021	210,284
320,417	American Airlines 2013-1 Class A Pass Through Trust 4.00%, 07/15/2025	329,869
156,815	American Airlines 2013-1 Class B Pass Through Trust(c) 5.63%, 01/15/2021	163,088
4,697,850	American Airlines 2013-2 Class A Pass Through Trust 4.95%, 01/15/2023	4,999,574
6,177,540	American Airlines 2016-1 Class B Pass Through Trust 5.25%, 01/15/2024	6,516,687
7,440,000	American Airlines Group Inc(c) 5.50%, 10/01/2019	7,644,600
67,000	Beazer Homes USA Inc 7.25%, 02/01/2023	69,680
13,580,000	Best Buy Co Inc 5.00%, 08/01/2018	13,803,025
4,352	Continental Airlines 2000-2 Class B Pass Through Trust 8.31%, 04/02/2018	4,394
57,111	Continental Airlines 2012-1 Class B Pass Through Trust 6.25%, 04/11/2020	59,864
645,000	Continental Airlines 2012-3 Class C Pass Through Trust 6.13%, 04/29/2018	651,772
731,260	Delta Air Lines 2007-1 Class A Pass Through Trust 6.82%, 08/10/2022	831,808
	Dillard's Inc
430,000	6.63%, 01/15/2018	430,507
500,000	7.88%, 01/01/2023	570,044
1,070,000	7.75%, 07/15/2026	1,220,053
645,000	Foot Locker Inc 8.50%, 01/15/2022	754,650
	Ford Motor Co
155,000	6.50%, 08/01/2018(b)	159,088
265,000	7.50%, 08/01/2026	328,205
245,000	4.35%, 12/08/2026	255,365
50,000	6.63%, 02/15/2028	59,710
755,000	6.63%, 10/01/2028	921,793
2,080,000	6.38%, 02/01/2029	2,434,072
2,035,000	7.45%, 07/16/2031	2,659,279
1,165,000	5.29%, 12/08/2046	1,266,691
10,770,000	Ford Motor Credit Co LLC 4.39%, 01/08/2026	11,297,024
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 790,000	General Motors Co 5.20%, 04/01/2045	$ 834,056
	General Motors Financial Co Inc
1,210,000	4.38%, 09/25/2021	1,272,653
2,330,000	5.25%, 03/01/2026	2,561,476
2,595,000	Group 1 Automotive Inc 5.00%, 06/01/2022	2,672,850
166,000	JC Penney Corp Inc 6.38%, 10/15/2036	98,770
45,000	K Hovnanian Enterprises Inc 5.00%, 11/01/2021	41,625
	Lennar Corp
1,760,000	4.50%, 06/15/2019	1,799,600
1,330,000	4.75%, 11/15/2022	1,396,500
50,000	Macy's Retail Holdings Inc 4.50%, 12/15/2034	42,486
	New Albertsons Inc
805,000	7.75%, 06/15/2026(b)	722,487
4,960,000	7.45%, 08/01/2029	4,327,600
895,000	8.70%, 05/01/2030	839,062
1,790,000	8.00%, 05/01/2031(b)	1,602,050
4,425,000	New Albertsons Inc Series C 6.63%, 06/01/2028	3,495,132
	PulteGroup Inc
1,000,000	6.38%, 05/15/2033	1,120,000
3,870,000	6.00%, 02/15/2035	4,160,250
665,000	Toro Co 6.63%, 05/01/2037	828,627
	TRI Pointe Holdings Inc
415,000	4.38%, 06/15/2019	423,300
5,000	5.88%, 06/15/2024	5,338
	TRU Taj LLC / TRU Taj Finance Inc(c)
1,301,000	11.00%, 01/22/2019	1,342,684
1,284,000	12.00%, 08/15/2021(b)(d)(f)	1,187,700
271,332	United Airlines 2007-1 Pass Through Trust 6.64%, 07/02/2022	292,985
916,221	United Airlines 2014-1 Class A Pass Through Trust 4.00%, 04/11/2026	959,430
452,928	US Airways 2011-1 Class A Pass Through Trust 7.13%, 10/22/2023	519,862
1,021,235	US Airways 2012-1 Class A Pass Through Trust 5.90%, 10/01/2024	1,133,469
1,681,386	US Airways 2012-1 Class B Pass Through Trust 8.00%, 10/01/2019	1,820,100
696,489	US Airways 2012-2 Class A Pass Through Trust 4.63%, 06/03/2025	739,323
		93,880,541
Consumer, Non-Cyclical — 2.92%
255,000	Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC 5.75%, 03/15/2025	230,138

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 475,000	Avon Products Inc 8.95%, 03/15/2043	$ 360,406
620,000	Boston Scientific Corp 6.00%, 01/15/2020	661,748
95,000	Community Health Systems Inc(b) 5.13%, 08/01/2021	85,500
285,000	Delhaize Group 5.70%, 10/01/2040	334,480
	HCA Inc
395,000	7.50%, 12/15/2023	442,400
575,000	8.36%, 04/15/2024	679,938
265,000	7.69%, 06/15/2025	300,113
1,115,000	7.58%, 09/15/2025	1,276,675
2,505,000	7.05%, 12/01/2027	2,755,500
725,000	7.50%, 11/06/2033	812,000
175,000	7.75%, 07/15/2036	197,750
750,000	Kindred Healthcare Inc(b) 8.75%, 01/15/2023	795,000
3,895,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc(c) 7.88%, 10/01/2022	3,924,212
	RR Donnelley & Sons Co
265,000	7.88%, 03/15/2021	275,600
150,000	7.00%, 02/15/2022	154,875
63,000	6.50%, 11/15/2023(b)	60,795
603,000	6.00%, 04/01/2024(b)	563,051
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,234,050
3,195,000	SUPERVALU Inc 6.75%, 06/01/2021	3,183,019
	Tenet Healthcare Corp
515,000	7.50%, 01/01/2022(c)	540,750
1,180,000	6.75%, 06/15/2023(b)	1,144,600
425,000	6.88%, 11/15/2031	348,500
2,245,000	THC Escrow Corp III(c) 5.13%, 05/01/2025	2,188,875
150,000	United Rentals Inc 4.88%, 01/15/2028	150,750
		22,700,725
Energy — 7.13%
936,531	Alta Wind Holdings LLC(c) 7.00%, 06/30/2035	1,096,391
	Anadarko Petroleum Corp
520,000	3.45%, 07/15/2024	517,738
820,000	4.50%, 07/15/2044	816,442
	Baytex Energy Corp(c)
415,000	5.13%, 06/01/2021	395,288
420,000	5.63%, 06/01/2024	391,125
2,035,000	Bellatrix Exploration Ltd(b)(c) 8.50%, 05/15/2020	1,923,075
	California Resources Corp
359,000	5.50%, 09/15/2021	323,100
4,750,000	8.00%, 12/15/2022(b)(c)	3,918,750
48,000	6.00%, 11/15/2024	33,360
	Chesapeake Energy Corp
390,000	6.63%, 08/15/2020	405,600
35,000	6.88%, 11/15/2020	36,400
Principal Amount(a)		Fair Value
Energy — (continued)
$ 1,175,000	6.13%, 02/15/2021(b)	$ 1,189,687
2,965,000	4.88%, 04/15/2022(b)	2,809,337
190,000	5.75%, 03/15/2023	175,750
4,745,000	8.00%, 06/15/2027(b)(c)	4,555,200
	Continental Resources Inc
40,000	5.00%, 09/15/2022	40,600
475,000	4.50%, 04/15/2023	484,500
1,170,000	3.80%, 06/01/2024(b)	1,156,837
395,000	DCP Midstream LLC(c) 6.45%, 11/03/2036	423,638
3,115,000	Devon Energy Corp(b) 3.25%, 05/15/2022	3,168,190
1,665,000	Enbridge Energy Partners LP 7.38%, 10/15/2045	2,210,716
1,750,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	1,767,855
500,000	EQT Corp 8.13%, 06/01/2019	538,436
200,000	Global Marine Inc 7.00%, 06/01/2028	204,000
600,000	IFM US Colonial Pipeline 2 LLC(c) 6.45%, 05/01/2021	658,305
250,000	Kinder Morgan Inc 7.80%, 08/01/2031	322,350
	MEG Energy Corp(c)
155,000	6.38%, 01/30/2023	131,750
1,920,000	7.00%, 03/31/2024	1,620,000
	MPLX LP
80,000	4.50%, 07/15/2023	84,509
295,000	4.88%, 06/01/2025	316,087
2,700,000	Newfield Exploration Co 5.63%, 07/01/2024	2,902,500
	ONEOK Partners LP
225,000	4.90%, 03/15/2025	241,198
70,000	6.20%, 09/15/2043	83,090
1,075,000	Petrobras Global Finance BV 5.63%, 05/20/2043	960,663
2,135,000	Precision Drilling Corp(b) 5.25%, 11/15/2024	2,012,237
	QEP Resources Inc
813,000	5.38%, 10/01/2022	831,293
1,120,000	5.25%, 05/01/2023	1,133,283
	Range Resources Corp
1,455,000	5.00%, 08/15/2022	1,447,725
490,000	5.00%, 03/15/2023	487,550
965,000	4.88%, 05/15/2025	931,225
970,000	Southwestern Energy Co 6.70%, 01/23/2025	1,007,588
4,340,000	Transcontinental Gas Pipe Line Co LLC 7.85%, 02/01/2026	5,546,005
1,090,000	Transocean Inc(b) 5.80%, 10/15/2022	1,073,650
3,870,000	Transocean Proteus Ltd(c) 6.25%, 12/01/2024	4,058,662

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Energy — (continued)
$ 970,000	Vine Oil & Gas LP(c) 8.75%, 04/15/2023	$ 940,900
		55,372,585
Financial — 15.30%
	AerCap Ireland Capital Ltd / AerCap Global Aviation Trust
750,000	3.95%, 02/01/2022	772,897
600,000	3.50%, 05/26/2022	608,842
100,000	AGFC Capital Trust I(c)(g) 3.11%, 01/15/2067 3-mo. LIBOR + 1.75%	53,000
	Ally Financial Inc
552,000	8.00%, 12/31/2018	578,220
1,500,000	3.50%, 01/27/2019	1,507,500
3,770,000	5.13%, 09/30/2024	4,076,312
869,000	8.00%, 11/01/2031	1,129,700
	American International Group Inc
60,000	4.88%, 06/01/2022	65,235
75,000	4.13%, 02/15/2024	79,229
	Bank of America Corp
50,000	EUR, 0.22%, 09/14/2018(g) 3-mo. EURIBOR + 0.55%	60,056
800,000	5.49%, 03/15/2019	828,189
1,857,000	3.00%, 12/20/2023(c)	1,861,507
450,000	4.25%, 10/22/2026	474,097
800,000	4.18%, 11/25/2027	835,185
1,900,000	6.11%, 01/29/2037	2,427,416
810,000	Canadian Imperial Bank of Commerce 1.60%, 09/06/2019	801,568
5,925,000	Citigroup Inc 3.50%, 05/15/2023	6,030,090
1,846,254	Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust(c) 6.13%, 11/30/2019	1,906,258
2,125,000	Fidelity National Financial Inc 5.50%, 09/01/2022	2,344,042
1,900,000	Forethought Financial Group Inc(c) 8.63%, 04/15/2021	2,205,473
	Goldman Sachs Group Inc
8,135,000	CAD, 3.55%, 02/12/2021	6,658,404
1,600,000	6.75%, 10/01/2037	2,140,384
2,520,000	HBOS PLC(c) 6.75%, 05/21/2018	2,562,718
2,200,000	Highwoods Realty LP 7.50%, 04/15/2018	2,233,287
	International Lease Finance Corp
290,000	8.25%, 12/15/2020	333,085
1,105,000	4.63%, 04/15/2021	1,163,139
345,000	Jefferies Finance LLC / JFIN Co-Issuer Corp(c) 6.88%, 04/15/2022	349,312
	Jefferies Group LLC
265,000	5.13%, 04/13/2018	267,172
975,000	6.88%, 04/15/2021	1,090,635
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,165,000	5.13%, 01/20/2023	$ 1,262,459
705,000	6.45%, 06/08/2027	818,800
1,140,000	6.25%, 01/15/2036	1,295,557
1,335,000	JPMorgan Chase & Co NZD, 4.25%, 11/02/2018	959,086
1,035,000	JPMorgan Chase Bank NA 1.65%, 09/23/2019	1,026,148
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,270,000
2,472,000	Lloyds Banking Group PLC 4.58%, 12/10/2025	2,591,386
600,000	MBIA Insurance Corp(c)(g) 12.62%, 01/15/2033 3-mo. LIBOR + 11.26%	270,000
	MetLife Inc
245,000	9.25%, 04/08/2038(c)	361,375
1,355,000	10.75%, 08/01/2039	2,266,237
	Morgan Stanley
1,025,000	AUD, 4.75%, 11/16/2018	816,319
435,000	5.75%, 01/25/2021	473,994
2,225,000	CAD, 3.13%, 08/05/2021	1,798,303
11,545,000	4.10%, 05/22/2023	12,026,281
3,895,000	4.35%, 09/08/2026	4,080,325
570,000	3.95%, 04/23/2027	578,659
3,005,000	Mutual of Omaha Insurance Co(c) 6.80%, 06/15/2036	3,914,530
	Navient Corp
1,870,000	8.45%, 06/15/2018	1,917,685
345,000	5.50%, 01/15/2019	351,037
190,000	5.50%, 01/25/2023	189,525
1,035,000	6.13%, 03/25/2024	1,047,937
395,000	5.88%, 10/25/2024	392,037
3,035,000	5.63%, 08/01/2033	2,648,037
2,120,000	Old Republic International Corp 4.88%, 10/01/2024	2,270,337
535,000	Penn Mutual Life Insurance Co(c) 6.65%, 06/15/2034	657,103
1,060,000	Quicken Loans Inc(c) 5.75%, 05/01/2025	1,097,111
3,514,000	Royal Bank of Canada 1.63%, 04/15/2019	3,489,086
	Royal Bank of Scotland Group PLC
70,000	EUR, 5.25%, Perpetual(h)	85,039
905,000	EUR, 5.50%, Perpetual(h)	1,098,023
620,000	6.10%, 06/10/2023	682,624
1,185,000	6.00%, 12/19/2023	1,307,460
400,000	Royal Bank of Scotland PLC EUR, 6.93%, 04/09/2018	488,689
7,800,000	Santander Issuances SAU 5.18%, 11/19/2025	8,421,956
3,560,000	Societe Generale SA(c) 4.75%, 11/24/2025	3,745,192
	Springleaf Finance Corp
1,325,000	5.25%, 12/15/2019	1,363,094
2,545,000	6.00%, 06/01/2020	2,637,256
2,055,000	7.75%, 10/01/2021	2,260,500

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Financial — (continued)
	XLIT Ltd
$ 575,000	6.38%, 11/15/2024	$ 669,685
725,000	6.25%, 05/15/2027	857,888
		118,929,712
Industrial — 2.67%
1,650,000	APL Ltd 8.00%, 01/15/2024	1,612,875
1,215,000	Atrium Windows & Doors Inc(c) 7.75%, 05/01/2019	1,231,706
	Bombardier Inc(c)
4,505,000	6.00%, 10/15/2022	4,437,425
1,550,000	CAD, 7.35%, 12/22/2026	1,233,095
845,000	Embraer Netherlands Finance BV 5.40%, 02/01/2027	912,600
740,000	Gates Global LLC / Gates Global Co(c) 6.00%, 07/15/2022	756,650
	Masco Corp
466,000	7.75%, 08/01/2029	606,662
431,000	6.50%, 08/15/2032	525,960
436,000	Meccanica Holdings USA Inc(c) 6.25%, 01/15/2040	505,760
386,000	Missouri Pacific Railroad Co 5.00%, 01/01/2045	373,730
502,000	Owens Corning 7.00%, 12/01/2036	662,307
3,930,000	Rock-Tenn Co 4.00%, 03/01/2023	4,071,932
1,790,000	Sealed Air Corp(c) 5.50%, 09/15/2025	1,951,100
837,000	TransDigm Inc 6.50%, 07/15/2024	857,925
	Westvaco Corp
485,000	8.20%, 01/15/2030	681,633
230,000	7.95%, 02/15/2031	323,315
		20,744,675
Technology — 3.15%
461,000	Advanced Micro Devices Inc 7.00%, 07/01/2024	477,711
1,090,000	Amkor Technology Inc 6.38%, 10/01/2022	1,124,880
	Apple Inc
2,140,000	1.10%, 08/02/2019	2,110,354
280,000	1.55%, 02/07/2020	276,913
6,395,000	1.80%, 05/11/2020	6,340,448
	Diamond 1 Finance Corp / Diamond 2 Finance Corp(c)
1,240,000	6.02%, 06/15/2026	1,366,918
1,575,000	8.10%, 07/15/2036	1,987,746
1,130,000	8.35%, 07/15/2046	1,455,037
375,000	Evolent Health Inc 2.00%, 12/01/2021	351,563
1,250,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	1,322,352
Principal Amount(a)		Fair Value
Technology — (continued)
$ 7,770,000	Microsoft Corp 1.10%, 08/08/2019	$ 7,665,328
		24,479,250
Utilities — 1.22%
958,705	Bruce Mansfield Unit 1 2007 Pass Through Trust 6.85%, 06/01/2034	316,373
820,000	Dynegy Inc(c) 8.13%, 01/30/2026	895,850
2,210,000	EDP Finance BV(c) 4.13%, 01/15/2020	2,277,436
1,900,000	Enel Finance International NV(c) 6.00%, 10/07/2039	2,362,342
	NGL Energy Partners LP / NGL Energy Finance Corp
160,000	6.88%, 10/15/2021	163,200
1,090,000	7.50%, 11/01/2023	1,128,150
2,420,000	6.13%, 03/01/2025	2,359,500
		9,502,851
TOTAL CORPORATE BONDS AND NOTES — 54.72% (Cost $393,187,102)		$425,280,492
CONVERTIBLE BONDS
Basic Materials — 0.03%
215,000	RPM International Inc(b) 2.25%, 12/15/2020	248,191
Communications — 0.74%
1,980,000	DISH Network Corp(c) 2.38%, 03/15/2024	1,902,037
1,140,000	JDS Uniphase Corp 0.63%, 08/15/2033	1,171,350
54,694	Liberty Interactive LLC 3.50%, 01/15/2031	30,697

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Communications — (continued)
$ 2,260,000	Priceline Group Inc(b) 0.90%, 09/15/2021	$ 2,642,788
		5,746,872
Consumer, Cyclical — 0.15%
935,000	KB Home 1.38%, 02/01/2019	1,144,206
Consumer, Non-Cyclical — 0.02%
135,000	Hologic Inc(i) 2.00%, 03/01/2042	186,047
Energy — 0.02%
150,000	Chesapeake Energy Corp(c) 5.50%, 09/15/2026	136,594
Financial — 0.28%
300,000	iStar Financial Inc(c) 3.13%, 09/15/2022	298,500
195,000	Jefferies Group LLC 3.88%, 11/01/2029	195,000
1,205,000	Old Republic International Corp 3.75%, 03/15/2018	1,670,431
		2,163,931
Industrial — 0.02%
95,000	Trinity Industries Inc 3.88%, 06/01/2036	149,566
Technology — 1.60%
1,070,000	Microchip Technology Inc 1.63%, 02/15/2025	1,821,675
	Nuance Communications Inc
350,000	1.25%, 04/01/2025(c)	357,437
3,517,000	1.50%, 11/01/2035(b)	3,622,510
1,245,000	1.00%, 12/15/2035	1,188,197
2,435,000	ON Semiconductor Corp 1.00%, 12/01/2020	3,107,669
2,505,000	Rovi Corp 0.50%, 03/01/2020	2,357,831
		12,455,319
TOTAL CONVERTIBLE BONDS — 2.86% (Cost $19,088,038)		$ 22,230,726
FOREIGN GOVERNMENT BONDS AND NOTES
	Canadian Government Bond
8,945,000	CAD, 1.25%, 09/01/2018	7,110,670
3,625,000	CAD, 0.75%, 09/01/2020	2,811,898
	Mexican Bonos
835,000 (j)	MXP, 6.50%, 06/10/2021	4,101,639
845,500 (j)	MXP, 8.00%, 12/07/2023	4,369,553
1,145,000 (j)	MXP, 10.00%, 12/05/2024	6,563,871
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 335,000 (j)	MXP, 7.50%, 06/03/2027	$ 1,684,073
85,000 (j)	MXP, 8.50%, 05/31/2029	457,826
115,000 (j)	MXP, 7.75%, 05/29/2031	585,191
10,505,000	New South Wales Treasury Corp AUD, 3.50%, 03/20/2019	8,352,018
12,670,000	New Zealand Government Bond NZD, 5.00%, 03/15/2019	9,316,445
	Norway Government Bond(c)
9,545,000	NOK, 4.50%, 05/22/2019	1,227,225
6,650,000	NOK, 3.75%, 05/25/2021	886,791
	Saudi Government International Bond(c)
1,385,000	2.38%, 10/26/2021	1,351,012
3,075,000	3.25%, 10/26/2026	3,014,853
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 6.67% (Cost $66,848,559)		$ 51,833,065
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.04%
37,170	GS Mortgage Securities Trust Series 2007-GG10 Class AM 5.81%, 08/10/2045	37,844
347,202	Institutional Mortgage Securities Canada Inc(c) Series 2014-5A Class A1 CAD, 2.00%, 01/12/2019	275,726
TOTAL MORTGAGE-BACKED SECURITIES — 0.04% (Cost $361,022)		$ 313,570
MUNICIPAL BONDS AND NOTES
3,485,000	Tobacco Settlement Financing Corp 6.71%, 06/01/2046	3,142,564
TOTAL MUNICIPAL BONDS AND NOTES — 0.40% (Cost $3,472,008)		$ 3,142,564
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
28,000,000	0.75%, 09/30/2018	27,800,569
50,000,000	1.25%, 03/31/2019	49,628,230
TOTAL U.S. TREASURY BONDS AND NOTES — 9.96% (Cost $77,958,393)		$ 77,428,799

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
COMMON STOCK
Consumer, Cyclical — 0.28%
172,110	Ford Motor Co	$ 2,149,654
Energy — 0.02%
42,007	Chesapeake Energy Corp(b)(k)	166,348
Industrial — 0.42%
58,834	Arconic Inc	1,603,227
51,679	Corning Inc	1,653,211
		3,256,438
TOTAL COMMON STOCK — 0.72% (Cost $5,112,468)		$ 5,572,440
CONVERTIBLE PREFERRED STOCK
Energy — 0.02%
203	Chesapeake Energy Corp, 5.75%(c)	113,553
TOTAL CONVERTIBLE PREFERRED STOCK — 0.02% (Cost $196,433)		$ 113,553
PREFERRED STOCK
Communications — 0.00%(l)
742	Cincinnati Bell Inc(b)	37,842
Energy — 0.26%
10,011	Chesapeake Energy Corp(b)	550,918
30,000	El Paso Energy Capital Trust I	1,455,936
		2,006,854
Financial — 0.37%
1,484	Bank of America Corp	1,958,880
15,128	iStar Financial Inc	728,111
3,200	Welltower Inc	191,600
		2,878,591
Utilities — 0.13%
25,000	Southern California Edison Co(b)	635,500
3,600	Union Electric Co	356,400
		991,900
TOTAL PREFERRED STOCK — 0.76% (Cost $4,560,245)		$ 5,915,187
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 3.84%
$ 6,700,000	Federal Farm Credit Banks Funding Corp 1.07%, 01/02/2018	$ 6,699,414
14,180,000	Federal Home Loan Bank 1.08%, 01/19/2018	14,171,625
	Federal Home Loan Mortgage Corp
4,500,000	1.16%, 03/05/2018	4,490,715
4,500,000	1.29%, 03/06/2018	4,489,366
		29,851,120
U.S. Treasury Bonds and Notes — 19.44%
	U.S. Treasury Bills
10,820,000	1.04%, 01/02/2018(b)	10,819,073
7,000,000	1.09%, 01/25/2018	6,994,499
75,000,000	1.12%, 02/01/2018	74,920,911
10,000,000	1.13%, 02/08/2018	9,987,140
21,075,000	1.19%, 03/01/2018	21,031,793
23,445,000	1.31%, 03/22/2018(b)	23,375,287
3,925,000	1.31%, 04/05/2018	3,911,537
		151,040,240
Money Market Mutual Funds — 0.93%
2,436,000	BlackRock Liquidity Funds FedFund Institutional Shares(m), 1.17%(n)	2,436,000
2,452,000	Invesco Short-Term Investments Trust Government & Agency Portfolio Institutional Class(m), 1.19%(n)	2,452,000
2,378,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(m), 1.20%(n)	2,378,000
		7,266,000
Repurchase Agreements — 6.19%
13,148,978	Undivided interest of 11.96% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $13,148,978 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(m)	13,148,978

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 13,148,978	Undivided interest of 13.59% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $13,148,978 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(m)	$ 13,148,978
13,148,978	Undivided interest of 39.25% in a repurchase agreement (principal amount/value $33,525,866 with a maturity value of $33,531,118) with Merrill Lynch, Pierce, Fenner & Smith, 1.41%, dated 12/31/17 to be repurchased at $13,148,978 on 1/2/18 collateralized by various U.S. Government Agency securities, 1.98% - 9.50%, 1/15/18 - 8/1/48, with a value of $34,196,384.(m)	13,148,978
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 8,641,260	Undivided interest of 40.99% in a repurchase agreement (principal amount/value $21,098,809 with a maturity value of $21,102,044) with Mizuho Securities (USA) LLC, 1.38%, dated 12/31/17 to be repurchased at $8,641,260 on 1/2/18 collateralized by U.S. Treasury securities, 0.00% - 2.13%, 7/19/18 - 9/30/24, with a value of $21,520,798.(m)	$ 8,641,260
		48,088,194
SHORT TERM INVESTMENTS — 30.40% (Cost $236,245,554)		$236,245,554
TOTAL INVESTMENTS — 106.76% (Cost $808,629,672)		$829,672,622
OTHER ASSETS & LIABILITIES, NET — (6.76)%		$ (52,541,529)
TOTAL NET ASSETS — 100.00%		$777,131,093

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of the security is on loan at December 31, 2017.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2017, the aggregate cost and fair value of 144A securities was $97,100,986 and $102,343,999, respectively, representing 13.17% of net assets.
(d)	Security in bankruptcy at December 31, 2017.
(e)	Security in default; no interest payments received during the last 12 months. At December 31, 2017, the aggregate cost and fair value of such securities was $2,516,790 and $1,083,821, respectively, representing 0.14% of net assets.
(f)	Security in default; some interest payments received during the last 12 months. At December 31, 2017, the aggregate cost and fair value of such securities was $1,289,242 and $1,187,700, respectively, representing 0.15% of net assets.
(g)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2017.
(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2017. Maturity date disclosed represents final maturity date.
(j)	Principal amount is stated in 100 Mexican Peso Units.
(k)	Non-income producing security.
(l)	Represents less than 0.005% of net assets.
(m)	Collateral received for securities on loan.
(n)	Rate shown is the 7-day yield as of December 31, 2017.
EURIBOR	Euro Interbank Offered Rate is the interest rate published by European Money Markets Institute, that banks offer to lend unsecured funds to other banks.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2017
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Loomis Sayles Bond Fund
ASSETS:
Investments in securities, fair value (including $54,076,353 of securities on loan)(a)	$781,584,428
Repurchase agreements, fair value(b)	48,088,194
Cash	288,770
Dividends and interest receivable	6,952,350
Subscriptions receivable	717,183
Receivable for investments sold	27,979
Total Assets	837,658,904
LIABILITIES:
Payable for director fees	4,015
Payable for other accrued fees	66,969
Payable for shareholder services fees	85,293
Payable to investment adviser	345,327
Payable upon return of securities loaned	55,354,194
Redemptions payable	4,672,013
Total Liabilities	60,527,811
NET ASSETS	$777,131,093
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$7,208,444
Paid-in capital in excess of par	748,715,720
Net unrealized appreciation	21,042,950
Undistributed net investment income	403,091
Accumulated net realized loss	(239,112)
NET ASSETS	$777,131,093
NET ASSETS BY CLASS
Investor Class	$285,372,055
Institutional Class	$491,759,038
CAPITAL STOCK:
Authorized
Investor Class	80,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	21,264,447
Institutional Class	50,819,989
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$13.42
Institutional Class	$9.68
(a) Cost of investments	$760,541,478
(b) Cost of repurchase agreements	$48,088,194
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Loomis Sayles Bond Fund
INVESTMENT INCOME:
Interest	$32,707,453
Income from securities lending	321,722
Dividends	730,318
Total Income	33,759,493
EXPENSES:
Management fees	4,004,812
Shareholder services fees – Investor Class	1,064,449
Audit and tax fees	23,477
Custodian fees	51,869
Director's fees	10,708
Legal fees	5,594
Pricing fees	31,515
Registration fees	26,168
Shareholder report fees	6,742
Transfer agent fees	5,455
Other fees	552
Total Expenses	5,231,341
Less amount waived by investment adviser	16,264
Net Expenses	5,215,077
NET INVESTMENT INCOME	28,544,416
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(2,846,035)
Net change in unrealized appreciation on investments and foreign currency translations	21,213,671
Net Realized and Unrealized Gain	18,367,636
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,912,052
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Loomis Sayles Bond Fund	2017	2016
OPERATIONS:
Net investment income	$28,544,416	$31,097,489
Net realized loss	(2,846,035)	(5,512,717)
Net change in unrealized appreciation	21,213,671	52,413,927
Net Increase in Net Assets Resulting from Operations	46,912,052	77,998,699
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(5,258,608)	(7,611,625)
Institutional Class	(16,421,470)	(16,245,976)
From net investment income	(21,680,078)	(23,857,601)
From net realized gains
Investor Class	-	(1,819,127)
Institutional Class	-	(3,198,062)
From net realized gains	0	(5,017,189)
Total Distributions	(21,680,078)	(28,874,790)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	75,651,516	86,229,804
Institutional Class	117,075,873	89,097,492
Shares issued in reinvestment of distributions
Investor Class	5,258,608	9,430,752
Institutional Class	16,421,470	19,444,038
Shares redeemed
Investor Class	(121,745,301)	(135,521,416)
Institutional Class	(63,206,667)	(115,292,740)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	29,455,499	(46,612,070)
Total Increase in Net Assets	54,687,473	2,511,839
NET ASSETS:
Beginning of year	722,443,620	719,931,781
End of year(a)	$777,131,093	$722,443,620
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	5,704,273	6,834,813
Institutional Class	12,075,542	9,510,165
Shares issued in reinvestment of distributions
Investor Class	395,974	745,793
Institutional Class	1,702,186	2,085,959
Shares redeemed
Investor Class	(9,170,577)	(10,772,909)
Institutional Class	(6,527,823)	(12,466,027)
Net Increase (Decrease)	4,179,575	(4,062,206)
(a) Including undistributed net investment income:	$403,091	$37,282
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$12.85	0.47	0.33	0.80	(0.23)	-	(0.23)	$13.42	6.27%
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
12/31/2015	$13.20	0.46	(1.31)	(0.85)	(0.31)	(0.16)	(0.47)	$11.88	(6.55%)
12/31/2014	$13.72	0.50	(0.02)	0.48	(0.53)	(0.47)	(1.00)	$13.20	3.45%
12/31/2013	$13.28	0.55	0.50	1.05	(0.47)	(0.14)	(0.61)	$13.72	8.04%
Institutional Class
12/31/2017	$ 9.40	0.38	0.24	0.62	(0.34)	-	(0.34)	$ 9.68	6.68%
12/31/2016	$ 8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$ 9.40	11.79%
12/31/2015 (d)	$10.00	0.26	(0.97)	(0.71)	(0.31)	(0.14)	(0.45)	$ 8.84	(7.17%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2017	$285,372	0.90%	0.90%	3.57%	19%
12/31/2016	$312,781	0.90%	0.90%	4.16%	20%
12/31/2015	$327,015	0.90%	0.90%	3.58%	35%
12/31/2014	$780,472	0.90%	0.90%	3.56%	21%
12/31/2013	$753,318	0.90%	0.90%	4.01%	20%
Institutional Class
12/31/2017	$491,759	0.55%	0.55%	3.91%	19%
12/31/2016	$409,663	0.55%	0.55%	4.51%	20%
12/31/2015 (d)	$392,917	0.55% (g)	0.55% (g)	4.07% (g)	35%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Loomis Sayles Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name changed to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2017

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.

Annual Report - December 31, 2017

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 1,596,672	$ —	$ 1,596,672
Corporate Bonds and Notes	—	425,280,492	—	425,280,492
Convertible Bonds	—	22,230,726	—	22,230,726
Foreign Government Bonds and Notes	—	51,833,065	—	51,833,065
Mortgage-Backed Securities	—	313,570	—	313,570
Municipal Bonds and Notes	—	3,142,564	—	3,142,564
U.S. Treasury Bonds and Notes	—	77,428,799	—	77,428,799
Common Stock	5,572,440	—	—	5,572,440
Convertible Preferred Stock	—	113,553	—	113,553
Preferred Stock	991,900	4,923,287	—	5,915,187
Short Term Investments	7,266,000	228,979,554	—	236,245,554
Total Assets	$ 13,830,340	$ 815,842,282	$ 0	$ 829,672,622
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2017

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Ordinary income	$21,680,078	$24,203,908
Long-term capital gain	-	4,670,882
	$21,680,078	$28,874,790
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2017. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$-	$(6,498,529)	$6,498,529

Annual Report - December 31, 2017

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$535,209
Undistributed long-term capital gains	—
Capital loss carryforwards	(349,125)
Post-October losses	(79,238)
Net unrealized appreciation	21,100,083
Tax composition of capital	$21,206,929
At December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2017, were as follows:
No Expiration	$(349,125)
Total	$(349,125)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(79,238)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$808,572,539
Gross unrealized appreciation on investments	47,634,030
Gross unrealized depreciation on investments	(26,533,947)
Net unrealized appreciation on investments	$21,100,083
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund and the management fee encompassed fund operation expenses except for shareholder services fees.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2017

Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$16,264	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $72,405,169 and $171,144,260, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $49,947,266 and $61,905,000, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $54,076,353 and received collateral as reported on the Statement of Assets and Liabilities of $55,354,194 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2017. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	22,685,448
Convertible Bonds	3,971,720
U.S. Treasury Bonds and Notes	28,333,900
Common Stocks	207,930
Preferred Stock	155,196
Total secured borrowings	$55,354,194
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - December 31, 2017

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Loomis Sayles Bond Fund (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 3% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018